Exhibit 99.1

                              AMENDMENT NO. 1
                                     TO
                             INVESTOR AGREEMENT


         THIS AMENDMENT NO. 1 (this "Amendment"), dated as of April 5, 1999, to the Investor Agreement, dated as of October 17, 1996, (the "Agreement"), is made by and between Homestead Village Incorporated, a Maryland corporation (the "Company"), and Security Capital Group Incorporated, a Maryland corporation ("SCG").

         WHEREAS, SCG has, at the request of Homestead in a letter dated March 24, 1999, agreed, subject to agreement on appropriate documentation and price, to purchase $205 million of shares of Common Stock to the extent shares of Common Stock have not been purchased by other parties in the rights offering (the "Rights Offering") announced by the Company on March 25, 1999, and expected to be consummated on or about April 28, 1999 (the "SCG Commitment"); and

         WHEREAS, in connection with the Rights Offering and the SCG Commitment, SCG has required that the Agreement be amended as provided in this Amendment; and

         WHEREAS, the Company believes in connection with the Rights Offering and the SCG Commitment that it is in the best interest of the Company that the Agreement be amended as provided in this Amendment; and

         WHEREAS, Security Capital Atlantic Incorporated has merged with and into Security Capital Pacific Trust, which has changed its name to Archstone Communities Trust ("Archstone").

         NOW THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend the Agreement as follows:

1. References to Security Capital Atlantic Incorporated, Atlantic and the Atlantic Investor Agreement in the Agreement are deleted, and references to Security Capital Pacific Trust, PTR and the PTR Investor Agreement are changed to Archstone Communities Trust, Archstone and the Archstone Investor Agreement, respectively.

2. The following definition of "Disqualified Stock" is added to Section 1:




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                  "Disqualified Stock" shall mean any of the Company's
                  shares of equity securities which by their terms (or by the terms of any security into which they are convertible or for which they are exchangeable or exercisable) (a) matures or is subject to mandatory redemption, pursuant to a sinking fund obligation or otherwise, (b) is convertible into or exchangeable or exercisable for Disqualified Stock or an obligation of the Company, which would be classified as a liability under generally accepted accounting principals, or is secured or may be secured by a lien on any of the Company's assets or property, (c) is redeemable at the option of the holder of such security or (d) otherwise requires any payments by the Company.

3. Section 6 of the Agreement is hereby amended and restated in its entirety as follows:

         6. Covenants of the Company. The Company covenants and agrees with SCG as follows:

         (a) Board Representation. So long as SCG shall continue to Beneficially Own 10% or more of the outstanding shares of Common Stock, the Company shall not increase the number of members of its board to more than seven (7), and SCG shall be entitled to designate one or more Persons for nomination to the Board (such Person, a "Nominee") as follows and the Company will use its best efforts to cause the prompt election of such Nominee or
          Nominees:

             (i) So long as SCG Beneficially Owns at least
             10% but less than 25% of the outstanding shares of Common Stock, one (1) Nominee;

             (ii) So long as SCG Beneficially Owns at least
             25% or more of the outstanding shares of Common Stock, that number of Nominees as shall bear approximately the same ratio (rounded up to the nearest whole number) to the total number of members of the Board as the number of shares of Common Stock beneficially owned by SCG bears to the total number of outstanding shares of Common Stock, provided, that SCG shall be entitled to designate not more than two (2) Nominees so long as the Board consists of not more than seven (7) members. The Company will take all necessary action to permit the maximum number of Nominees to be on the Board, consistent with the Company's charter.

         (b) Operating Committee. So long as SCG shall continue to Beneficially Own at least 50% or more of the outstanding shares of Common Stock, the Company will form and maintain an Operating Committee which shall consist of



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         the two Co-Chairmen of the Company and two members of
         senior management of SCG selected by the Vice Chairman of SCG. The Operating Committee shall meet on a weekly basis and shall review all operations of the Company, its financial condition and financial performance, forecasts, and other matters reasonably requested by SCG.

         (c) File Public Reports. So long as SCG shall continue to Beneficially Own any shares of Common Stock, the Company shall file on a timely basis all annual, quarterly and other reports required to be filed by it under Sections 13 and 15(d) of the Exchange Act, and the rules and regulations of the Commission thereunder, as amended from time to time.

         (d) Reports. So long as SCG shall continue to Beneficially Own 25% or more of the outstanding shares of Common Stock, the Company shall provide SCG, on a timely basis, weekly cash sources and uses reports, weekly development reports, weekly operating reports and such other reports as are reasonably requested by SCG.

         (e) Approval Rights. So long as SCG shall continue to Beneficially Own 50.1% or more of the outstanding shares of Common Stock, SCG shall have the right (each, an "Approval Right") to approve the following matters as proposed by the Company, provided, however, that nothing contained in this Section 6(e) shall in any way restrict or impair the obligations and rights of any party under the terms of any agreement entered into prior to the date of this Amendment.:

             (i)      Budget.  The Company's annual budget.

             (ii) Expenses. Incurring expenses in any year exceeding (A) any line item in the annual budget by $500,000 or 10% and (B) the total expenses set forth in the annual budget by 5%.

            (iii) Equity Securities. The issuance or sale of any Common Stock or grant of any rights, options or warrants to subscribe for or purchase shares of Common Stock or any security convertible into or exchangeable for Common Stock. The provisions of this clause (iii) shall not apply to (A) the sale or grant of any options to purchase shares of Common Stock pursuant to the provisions of any benefit plan approved by the stockholders of the Company, (B) the issuance or sale of shares of Common Stock upon the exercise of any rights, options or warrants granted, or upon the conversion or exchange of any convertible



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             or exchangeable security issued or sold, prior
             to the date of this Amendment or in accordance with the provisions of this clause (iii), (C) the issuance and sale of any shares of Common Stock pursuant to any dividend reinvestment and share purchase plan approved by the Board, or
             (D) the issuance, grant or distribution of rights, options or warrants to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock or securities convertible into or exercisable for shares of Common Stock.

             (iv) Disqualified Stock. The issuance or sale of any Disqualified Stock.

             (v) Benefit Plans and Compensation. The adoption of any employee benefit plan pursuant to which shares of Common Stock or any securities convertible into shares of Common Stock may be issued and any action with respect to the compensation of senior officers of the Company (including the granting or award of any bonuses or share-based incentive awards).

             (vi) Indebtedness. The incurrence,
             restructuring, renegotiation or repayment of indebtedness for borrowed money (including guarantees thereof) in which the aggregate amount involved exceeds $1,000,000.

             (vii) Dividends. The declaration or payment of any dividend or other distribution.

             (viii) Assets. The acquisition or sale of any assets in any single transaction or series of related transactions in which the aggregate purchase price paid or received by the Company exceeds $1,000,000.

             (ix) Management Contracts. Entering into any new contract with a service provider (A) for investment management, property management, or leasing services or (B) that reasonably contemplates annual contract payments by the Company in excess of $500,000.

             (x) Commitments. Entering into any new contract or contracts for any commitments, including but not limited to construction, development or other capital expenditures, for which the total cost is reasonably expected to exceed $1,000,000 for any contract or $5,000,000 in the aggregate.

             (xi) Joint Venture Agreements. Entering into any joint venture,


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             partnership or similar agreement with a third
             party for the development of any properties owned or to be purchased by the Company in which the book value of any property to be contributed by the Company to the entity exceeds $1,000,000 individually or $5,000,000 in the aggregate.

             (xii) Franchising or Licensing. Entering into any franchising or licensing agreements for any property owned or to be purchased or developed by the Company or the franchising or licensing of the Company's name or concepts used in the operation of the Company.

             (xiii) Articles of Incorporation or Bylaws. Any amendment to the Articles of Incorporation or Bylaws of the Company.

             (xiv) Anti-takeover Provisions. The waiver of
             (A) the provision of Title 3, Subtitle 6 of the Corporations and Associations Article of the Annotated Code of Maryland entitled "Special Voting Requirements" (Sections 3-601 through and including 3-604), or any successor statute, with respect to any business combination other than between or among the Company and SCG and SCG's affiliates or successors, (B) the provisions of Title 3, Subtitle 7 of the Corporations and Associations Article of the Annotated Code of Maryland (Sections 3-701 through 3-709), or any successor statute, with respect to any acquisition of Common Stock by any Person other than SCG and SCG's affiliates and successors and
             (C) any provisions of the Rights Agreement between the Company and The First National Bank of Boston, dated May 16, 1996, or any successor agreement, with respect to any acquisition or ownership of Common Stock by any Person other than SCG and SCG's affiliates and successors.

         Notwithstanding anything to the contrary contained herein, the Approval Rights of SCG shall terminate and be of no further force or effect at such time as SCG Beneficially Owns less than 50.1% of the outstanding shares of Common Stock.

             (f) Approval Rights Procedures. The Company shall submit
              to SCG (attention Vice Chairman) any proposed action with respect to which SCG has an Approval Right for consideration by SCG together with information which sets forth in reasonable detail the background and reasons for such action, reasonably in advance of the date any action would be required to be taken by or on behalf of the Company to permit SCG to review the information and make an informed decision. Approval of any action by SCG shall require the written consent of SCG. No action taken by SCG under this Section 6(f) shall



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             advantage SCG to the disadvantage of shareholders of the
             Company other than SCG; and any action taken by SCG under this Section 6(f) involving SCG as a party to the transaction shall be done on the basis of arms length dealing.

             (g) Company Support. If there is a final judicial determination before any court of competent jurisdiction that any or all of the Approval Rights are not enforceable or exercisable in any manner by SCG, whether by reason of Maryland statutory or common law or otherwise, the Company agrees to defer any action proposed by the Company which is the subject of any such Approval Rights, which was so determined not to be enforceable or exercisable and SCG shall have the right to cause the Company to call a special meeting of stockholders at which meeting SCG may present an alternative slate of directors for election (which slate may include some of the same nominees as the then current Board). The Company and SCG agree that they will each use their best efforts to prepare and file with the Commission definitive proxy materials, to have such materials cleared by the Commission and to mail such materials to the Company's stockholders, as soon as practicable. The Company shall in any event provide SCG with a list of the stockholders of record for such meeting and a complete list of non-objecting stockholders and deposits in securities positions listing as of such date. The Company and SCG shall not, and their respective directors, officers, employees and agents shall not, take any action that would have the effect of delaying, preventing or impeding the special meeting of stockholders or the mailing of proxy materials in respect of such meeting, including the commencement of any action, suit or proceeding at law or in equity seeking to enjoin, delay or impede the special meeting or the mailing of proxy materials in respect of such meeting. The parties shall each bear their own costs in connection with any special meeting of stockholders pursuant to this
             Section 5(e); provided, that the Company shall bear all costs typically borne by companies in connection with annual meetings of shareholders.

             (h) Non-Interference. The Company shall not provide any Person with rights which are similar or more extensive than the Approval Rights provided to SCG hereunder and shall not grant to any Person or group the right to nominate a greater number of members to the Board than the number SCG is entitled to designate pursuant to
             Section 6(a), in each case, without the prior approval of SCG, which may be withheld in SCG's sole and absolute discretion. The Company shall not enter into any agreement or arrangement with any Person which shall impede or impair the Approval Rights in any manner.

             (i) Inspection Rights and Office.  So long as SCG
             Beneficially Owns 25%


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             or more of the outstanding shares of Common Stock, at any
             time during regular business hours and as often as reasonably requested of the Company's officers, the Company will permit SCG or any authorized employee, agent or representative of SCG to examine and make copies and abstracts from the records and books of account of, and to audit any such information, and to visit the properties of, the Company and to discuss the affairs, finances, and accounts of the Company with any of its officers or directors and to provide copies of all business plans of the Company; provided, that all costs and expenses of such inspection and audit shall be borne by SCG. The Company shall also provide an office at its headquarters for a designee of SCG.

4. A new Section 6A is hereby added to the Agreement to read in its entirety as follows:

                  6A. Rights Offering. SCG and the Company agree with respect to the Rights Offering:

                           (a) SCG Commitment. SCG agrees to purchase to the extent shares of Common Stock have not been purchased by other parties in the Rights Offering $205,000,000 of Common Stock in the Rights Offering (the "SCG Commitment"), provided that to the extent other persons acquire in the aggregate more than $20,000,000 of Common Stock from the Company in connection with the Rights Offering ("Third Party Purchases"), the SCG Commitment shall be reduced by the amount such Third Party Purchases exceed $20,000,000.

                           (b) Third Party Participation. The Company agrees that to the extent shares of Common Stock remain available under the Rights Offering, the Company shall accept offers from any of the Company's stockholders as of the record date for the Rights Offering to purchase more than such stockholder's pro rata portion of Common Stock offered in the Rights Offering and shall accept offers from any Person who is not a stockholder and who is approved by SCG to purchase shares of Common Stock in the Rights Offering, in which event the SCG Commitment shall be reduced by the amount of such purchases.

5. Section 10(c) is amended and restated to read in its entirety as follows:

                  (a) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent via a recognized overnight courier with delivery confirmed in writing or sent via facsimile to the parties at the following addresses (or such other address for a party as shall be specified by like notice ):


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                            If to Company:

                                 Homestead Village Incorporated
                                 2100 RiverEdge Parkway, 9th Floor
                                 Atlanta, Georgia  30328
                                 Attention:  David C. Dressler, Jr.,
                                 Co-Chairman and
                                    Chief Investment Officer
                                 Facsimile: (770) 303-0079


                           If to SCG:

                             Security Capital Group Incorporated
                             125 Lincoln Avenue
                             Santa Fe, New Mexico 87501
                             Attention:  C. Ronald Blankenship, Vice Chairman
                             Facsimile: (505) 982-2925

6. All rights granted to SCG under this Amendment which are subject to minimum Common Stock ownership by SCG shall remain in effect if SCG's percentage ownership of outstanding Common Stock falls below any minimum amount solely as a result of the issuance of additional Common Stock by the Company.

7. Capitalized terms used in this Amendment but not specifically defined herein shall have the meanings ascribed thereto in the Agreement. All references to the term "Registerable Securities" in the Agreement shall be deemed to include the Common Stock of the Company issued to or acquired by SCG in connection with the Rights Offering.

8. All representations and warranties of the Company and SCG in the Agreement are reiterated and are true as of the date of this Amendment.

9. Except as otherwise specifically modified hereby, the Agreement shall remain in full force and effect.

10. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Maryland.

11. This Amendment may be executed in any number of counterparts, each of which may be deemed an original and all of which together shall constitute one and the same instrument.



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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


                                      HOMESTEAD VILLAGE
                                      INCORPORATED

                                      By /s/ David C. Dressler, Jr.
                                         --------------------------------------
                                           David C. Dressler, Jr.
                                           Co-Chairman and Chief
                                            Investment Officer



                                       SECURITY CAPITAL GROUP
                                       INCORPORATED



                                        By: /s/ C. Ronald Blankenship
                                            -----------------------------
                                              C. Ronald Blankenship
                                               Vice Chairman






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